Principal Funds, Inc.

Supplement dated June 12, 2015
to the Statutory Prospectus dated March 10, 2015

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Replace the second paragraph of the Bank Loans (also known as Senior Floating Rate Interests) section with the following:

The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow for the purpose of remaining fully invested while awaiting settlement.